                                                                    EXHIBIT 99.4

                                     SECOND
                    CERTIFICATE OF AMENDMENT OF DESIGNATION
                                       OF
                     CERTIFICATE OF DESIGNATION, PREFERENCES
                    AND RELATIVE, PARTICIPATING, OPTIONAL AND
                     OTHER SPECIAL RIGHTS OF PREFERRED STOCK
                       AND QUALIFICATIONS, LIMITATIONS AND
                              RESTRICTIONS THEREOF
                                       OF
                                   CORAM, INC.


                  THIS SECOND AMENDED CERTIFICATE OF DESIGNATION (this "Certificate"), dated December 31, 2002, is being duly executed and filed to amend the Amended Certificate of Designation, dated December 31, 2001, of Coram, Inc., a Delaware corporation (the "Company"), for the Series A Preferred Stock under Section 242 of the General Corporation Law of the State of Delaware.

                  THE UNDERSIGNED, being duly authorized to execute and file this Certificate does hereby certify as follows:

         1. The original Certificate of Designation of the Company for the Series A Preferred Stock was filed on December 29, 2000 and the Amended Certificate of Designation was filed on December 31, 2001.

         2. This Certificate is being adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware (the "DGCL").

         3. The Amended Certificate of Designation of the Company for the Series A Preferred Stock is hereby amended in its entirety to read as follows:

                  Coram, Inc. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, and its parent Coram Healthcare Corporation ("CHC") filed for relief under Chapter 11 of Title 11 of the United States Code, Sections 101, et seq . (the "Code"), in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") which cases are jointly administered under In re Coram Healthcare Corporation, Case No. 00-3299 (MFW)(Jointly Administered). Arlin M. Adams was appointed Chapter 11 Trustee for the Company and CHC (the "Trustee") which appointment was approved by the Bankruptcy Court on March 7, 2002.

                  The Company hereby certifies that pursuant to the provisions of Section 242 of the DGCL and Sections 323 and 1108 of the Code, the Trustee, by written consent dated December 31, 2002, adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:

                  WHEREAS, pursuant to the authority vested in the Board of Directors of the Company (the "Board") by the DGCL and in accordance with the provisions of its amended and restated Certificate of Incorporation, as filed with the Delaware Secretary of State (the "Secretary of State") on December 29, 2000 (the "Certificate of Incorporation"), the Board created a series of preferred stock designated as "Series A Preferred Stock" and fixed the relative rights, preferences, powers, qualifications, limitations and restrictions of such series in a Certificate of Designation, as filed with the Delaware Secretary of State on December 29, 2000 (the "Certificate of Designation") and thereafter amended by the Certificate of Amendment of Certificate of Designation filed with the Secretary of State on December 31, 2001 (the "Amended Certificate of Designation"); and

                  WHEREAS, the Board designated 1125 shares of Series A Preferred Stock pursuant to the Certificate of Designation and 2500 shares of Series A Preferred Stock pursuant to the Amended Certificate of Designation; and

                  WHEREAS, in order to maintain compliance with the provisions of certain physician self-referral laws (42 U.S.C. Section 1320a-7b and Section 1395nn, as from time to time amended, "Stark II") in 2001 and 2002, the Company entered into Exchange Agreements, dated as of December 29, 2000 (the "December 2000 Exchange Agreement") and December 31, 2001 (the "December 2001 Exchange Agreement"), with Cerberus Partners, L.P., Foothill Capital Corporation and Goldman Sachs Credit Partners L.P. (the "Noteholders"), pursuant to which the Noteholders exchanged certain indebtedness under the Series A Notes and the Series B Notes for their pro rata share of 905 shares of Series A Preferred Stock pursuant to the December 2000 Exchange Agreement (the "December 2000 Exchange") and for their pro rata share of 189.5705 shares of Series A Preferred Stock pursuant to the December 2001 Exchange Agreement (the "December 2001 Exchange"); and

                  WHEREAS, in order to maintain compliance with Stark II in 2003, the Trustee deems it to be in the best interests of the Company, its creditors, stockholders, employees and other interested parties, to enter into an additional Exchange Agreement (the "December 2002 Exchange Agreement"), pursuant to which the Noteholders will exchange additional indebtedness under the Series A Notes and the Series B Notes for their pro rata share of Series B Cumulative Preferred Stock (the "December 2002 Exchange Agreement"); and

                  WHEREAS, in furtherance of the consummation of the December 2002 Exchange Agreement, the Trustee deems it to be in the best interests of the Company and its creditors, stockholders, employees and other interested parties, to amend and restate in its entirety the Amended Certificate of Designation in the particulars as set forth in the Second Certificate of Amendment of the Certificate of Designation of the Company attached hereto as Exhibit A (the "Second Amended Certificate of Designation"); and

                  WHEREAS, in accordance with Sections 242 and 245 of the DGCL and Sections 323 and 1108 of the Code, the Trustee, declaring such Second Amended Certificate of Designation advisable, directs that such Second Amended Certificate of Designation be submitted to the Company's sole voting stockholder for consideration.

                  NOW, THEREFORE, BE IT

                  RESOLVED, that by the authority vested in the Trustee pursuant to Section 242 of the DGCL and Sections 323 and 1108 of the Code, and in accordance with the provisions of the Company's Certificate of Incorporation, the Trustee hereby authorizes and approves the Second Amended Certificate of Designation; and

                  FURTHER RESOLVED, that the Company's officers be, and they hereby are, authorized, empowered and directed to make, execute, deliver and file the Second Amended Certificate of Designation and any other necessary agreements, documents, instruments, certificates, authorizations and other papers in the name of, for and on behalf of the Company or otherwise, as they shall deem necessary, advisable, appropriate or expedient and to do all such acts and things and take such actions as shall be necessary or advisable to consummate the transactions authorized herein and otherwise to carry out the purpose and intent of the foregoing resolutions or actions contemplated thereby; and

         4. The Second Amended Certificate of Designation was duly adopted by the sole voting stockholder of the Company by written consent dated December 31, 2002 in accordance with Section 242 of the DGCL.

                  IN WITNESS WHEREOF, Coram, Inc. has caused this Certificate to be signed by an appropriate officer on this 31st day of December, 2002.



                                      /s/ SCOTT R. DANITZ
                                ------------------------------------------------

                                Name:  Scott R. Danitz
                                Title: Senior Vice President, Chief Financial Officer & Treasurer

                                    EXHIBIT A

                   TERMS, PREFERENCES, RIGHTS AND LIMITATIONS
                                       OF
                            SERIES A PREFERRED STOCK
                                       OF
                                   CORAM, INC.


                  The relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed upon the Series A Preferred Stock or the holders thereof are as follows:

         1. Definitions. For purposes of this Designation, the following definitions shall apply:

                  "Appraised Value" shall mean, in respect of any share of Common Stock on any date herein specified, the fair market value of such share of Common Stock (determined without giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that Company may have no class of equity registered under the Exchange Act) as of the last day of the most recent fiscal month to end within 60 days prior to such date specified, based on the fair market value of the Company (the "Company Value"), as determined by a nationally reputable appraisal firm or investment banking firm selected by the Company and the holders of the Common Stock (the "Company's Investment Banking Firm"), divided by the number of Fully Diluted Outstanding shares of Common Stock.

                  (i) The Required Holders shall have a period of 15 days after delivery of the Appraised Value to present in writing to the Company's Investment Bank (with a copy to the Company and the holders of the Common Stock) any objections the Required Holders may have to any of the matters set forth therein, which objections shall be set forth in reasonable detail. If no objections are raised within such 15-day period, the Company Value shall be deemed accepted and approved by the Required Holders, on the one hand, and by the Company and the holders of the Common Stock, on the other hand.

                  (ii) If the Required Holders shall raise any objections within such 15-day period, a nationally reputable appraisal firm or investment banking firm selected by the Required Holders (the "Required Holders' Investment Banking Firm") and the Company's Investment Banking Firm shall attempt to resolve the matter or matters in dispute and, if resolved, such firms shall send a joint notice to the Company, the holders of the Common Stock and the Required Holders, stating the manner in which the dispute was resolved, whereupon the confirmed or revised Company Value shall be final and binding on such parties.

                  (iii) If such dispute cannot be resolved by the Company and the holders of the Common Stock, on the one hand, and the Required Holders, on the other hand, nor by such Investment Banking Firms within 30 days after the date of the delivery of the objection by Required Holders, then the specific matters in dispute shall be submitted to a nationally reputable appraisal firm or investment banking firm mutually selected by the

         Company's Investment Banking Firm and the Required Holders' Investment Banking Firm (the "Mutual Investment Banking Firm"), which Mutual Investment Banking Firm shall make a final and binding determination as to such matter or matters. The Mutual Investment Banking Firm shall send its written determination to the Company, the holders of the Common Stock, the Required Holders, the Company's Investment Banking Firm and the Required Holders' Investment Banking Firm. The Company's Investment Banking Firm shall then send to the Company, the holders of the Common Stock and the Required Holders a confirmation of the Company Value, as determined by the Mutual Investment Banking Firm, and the Required Holders' Investment Banking Firm shall send a letter to the Company, the holders of the Common Stock and the Required Holders confirming that such confirmed or revised Company Value is in accordance with such determination, whereupon the confirmed or revised Company Value shall be binding on such parties.

                  (iv) The parties hereto shall cooperate with each other and each other's authorized representatives and with Mutual Investment Banking Firm in order that any and all matters in dispute shall be resolved as soon as practicable and that a final determination of the Company Value and the Appraised Value shall be made.

                  "Board" shall mean the Board of Directors of the Company.

                  "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions are authorized or obligated by law or executive order to close in the State of New York.

                  "Common Stock" shall mean the common stock, $1.00 par value per share, of the Company.

                  "Company" shall mean Coram, Inc., a Delaware corporation.

                  "December 2000 Exchange Agreement" shall mean the Exchange Agreement, dated as of December 29, 2000, by and among the Company and the Persons named therein, as may be amended from time to time, a copy of which is on file at the principal office of the Company.

                  "December 2001 Exchange Agreement" shall mean the Exchange Agreement, dated as of December 31, 2001, by and among the Company and the Persons named therein, as it may be amended from time to time, a copy of which is on file at the principal office of the Company.

                  "December 2002 Exchange Agreement" shall mean the Exchange Agreement, dated as of December 31, 2002, by and among the Company and the Persons named therein, as it may be amended from time to time, a copy of which is on file at the principal office of the Company.

                  "Dividend Rate" shall mean a cumulative compound annual rate of 15%, calculated on a 360 day per year basis, based on the actual number of days elapsed.

                  "Event of Default" shall have the meaning assigned to it in the Exchange Agreements.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                  "Exchange Agreements" shall mean the December 2000 Exchange Agreement, the December 2001 Exchange Agreement and the December 2002 Exchange Agreement.

                  "Fully Diluted Outstanding" shall mean, with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock outstanding at such date and all shares of Common Stock issuable upon the exercise or conversion of options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining book value or net income per share (other than shares of Common Stock issuable by the Company as a dividend, prior to such issuance).

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

                  "Liquidation Preference" shall mean $120,802 per share.

                  "Noteholders" shall have the meaning assigned to it in the Exchange Agreements.

                  "Organic Change" shall mean (A) any sale, lease, exchange or other transfer of more than 50% of the property and assets of the Company, (B) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, (C) any merger or consolidation to which the Company is a party and which the holders of the voting securities of the Company immediately prior thereto own less than a majority of the outstanding voting securities of the surviving entity immediately following such transaction, or (D) any Person or group of Persons (as such term is used in Section 13(d) of the Exchange Act), other than the Noteholders, shall beneficially own (as defined in Rule 13d-3 under the Exchange Act) securities of the Company representing 50% or more of the voting securities of the Company then outstanding. For purposes of the preceding sentence, "voting securities" shall mean securities, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or Persons performing similar functions).

                  "Original Issue Date" shall mean, with respect to any issuance of shares of Preferred Stock, the date of the original issuance of such shares of Preferred Stock.

                  "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body, or department thereof), and shall include any successor (by merger or otherwise) of such entity.

                   "Preferred Stock" shall refer to shares of Series A Preferred Stock, $0.001 par value per share, of the Company.

                  "Redemption Date" shall mean the date on which any shares of Preferred Stock are redeemed by the Company.

                  "Redemption Price" has the meaning set forth in Section 6(a) of this Certificate of Designation.

                  "Required Holders" shall mean the holders of all of the outstanding shares of Preferred Stock.

                  "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power or the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

                  "Trading Day" shall mean a Business Day or, if the Common Stock is listed or admitted to trading on any national securities exchange or Nasdaq market, a day on which such exchange or market is open for the transaction of business.

                  "Vote Multiple" has the meaning set forth in Section 5(a) of this Certificate of Designation.

         2. Designation; Number of Shares. The designation of the preferred stock authorized by this resolution shall be "Series A Preferred Stock" and the number of shares of Series A Preferred Stock designated hereby shall be 2,500 shares.

         3. Dividends.

                  (a) So long as any shares of Preferred Stock shall be outstanding, the holders of such Preferred Stock shall be entitled to receive out of any funds legally available therefor, preferential dividends at the Dividend Rate on the Liquidation Preference hereunder, payable quarterly on the last Business Day of each calendar quarter. Such dividends shall be cumulative and begin to accrue from the Original Issue Date, whether or not declared and whether or not there shall be net profits or net assets of the Company legally available for the payment of those dividends.

                  (b) The dividend will be payable (i) prior to the effective date of a Chapter 11 plan of reorganization with respect to the Company, in the form of additional shares of Preferred Stock having a Liquidation Preference equal to such dividend amount, or (ii) following the effective date of a Chapter 11 plan of reorganization with respect to the Company and at the Company's election, in cash or in shares of Common Stock having an Appraised Value equal to such cash dividend payment.

                  (c) So long as any shares of Preferred Stock shall be outstanding, (i) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on account of any Common Stock until all dividends in respect of the Preferred Stock for all past and current dividend periods have been paid and all amounts in respect of the redemption of Preferred Stock pursuant to Section 6 have been paid, and (ii) no shares of Common Stock shall be purchased, redeemed or acquired by the Company and no funds shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof until all dividends in respect of the Preferred Stock for all past and current dividend periods have been paid and all amounts in respect of the redemption of Preferred Stock pursuant to Section 6 have been paid.

                  (d) Notwithstanding anything to the contrary contained herein, if, on any date, an Event of Default shall have occurred and be continuing, whether or not by reason of the absence of legally available funds therefor, then the Dividend Rate on the shares of Preferred Stock shall be increased to a compound annual rate of 16%, for as long as such Event of Default is continuing.

         4. Liquidation Rights of Preferred Stock.

                  (a) In the event of any sale, liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether such assets are capital, surplus or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any shares of Common Stock or any share of any other class or series of the Company's preferred stock ranking junior to the Preferred Stock with respect to the payment of dividends or distribution of assets on the sale, liquidation, dissolution or winding up of the Company, an amount equal to the Liquidation Preference plus all declared or accrued and unpaid dividends in respect of any sale, liquidation, dissolution or winding up consummated.

                  (b) If upon any sale, liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit the payment to such stockholders of the full preferential amounts aforesaid, then the entire assets of the Company to be distributed shall be distributed ratably among the holders of Preferred Stock, based on the full preferential amounts for the number of shares of Preferred Stock held by each holder.

                  (c) After payment to the holders of Preferred Stock of the amounts set forth in Section 4(a), the entire remaining assets and funds of the Company legally available for distribution, if any, shall be distributed among the holders of any preferred stock of the Company entitled to a preference over the Common Stock in accordance with the terms thereof and, thereafter, to the holders of Common Stock and Preferred Stock, in proportion to their ownership of such shares.

         5. Voting Rights. In addition to any voting rights provided by law (which rights, except as may be prohibited by law, are subject to the provisions for dilution and the limitations set forth in Section 5(a) hereof), the holders of shares of Preferred Stock shall have the following voting rights:

                  (a) Subject to the provisions for dilution and the limitations hereinafter set forth, so long as any of the Preferred Stock is outstanding, each share of Preferred Stock shall entitle the holder thereof to vote on all matters voted on by the holders of Common Stock, voting together as a single class with other shares entitled to vote at all meetings of the stockholders of the Company. The number of votes which a holder of Preferred Stock is entitled to cast, as the same may be adjusted from time to time as hereinafter provided (which adjustment is subject to the limitations set forth in this Section 5(a)), is hereinafter referred to as the "Vote Multiple," which, as of the first of the Original Issue Dates, will be equal to one per each share of Preferred Stock. In the event the Company shall at any time after the first of the Original Issue Dates declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, or issue additional shares of Common Stock at a purchase price which is less than the Appraised Value of such shares on the date of issuance, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share which holders of shares of Preferred Stock are entitled to cast after such event shall be the Vote Multiple immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock and Preferred Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock and Preferred Stock that were outstanding immediately prior to such event. Notwithstanding the foregoing or any other provision to the contrary set forth in the Certificate of Incorporation or By-laws of the Company or this Certificate of Designation or in any other document relating to the voting rights of the holders of the shares of the Preferred Stock, the "Vote Multiple" applicable to the determination of the number of votes per share which holders of shares of Preferred Stock are entitled to cast shall at all times be adjusted to the extent necessary to ensure that the holders of all shares of Preferred Stock and all shares of Series B Preferred Stock combined shall not be entitled to cast more than 49% of the votes on any matter voted on by the holders of the shares of Common Stock, the holders of Series B Preferred Stock and the holders of the shares of Preferred Stock, voting together as a single class.

                  (b) The unanimous affirmative vote of all of the shares of Preferred Stock, voting together as a class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, or pursuant to a written consent of stockholders shall be necessary to:

                  (i) authorize, adopt or approve an amendment to the Certificate of Incorporation or By-laws of the Company or an amendment to this Certificate of Designation that would have one of the following results: (A) reduce the stated value or Liquidation Preference of, or Dividend Rate on, the Preferred Stock, (B) change the place or currency of payment or stated value or Liquidation Preference of, or Dividend Rate on, the Preferred Stock, (C) impair the right to institute suit for the enforcement of any payment on or with respect to the Preferred Stock, or (D) reduce the percentage of outstanding shares of Preferred Stock necessary to modify or amend the terms hereof or to grant waivers;

                  (ii) issue any shares of the capital stock of the Company ranking senior to, or pari passu with (either as to dividends or upon voluntary or involuntary liquidation, dissolution or winding up) the Preferred Stock, or issue any securities convertible into, or exchangeable for, such shares, except shares of Common Stock and shares of Preferred Stock issued in lieu of cash dividends in accordance with this Certificate; or

                  (iii) take any action which would result in an Organic Change.

                  (c) The holders of shares of Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect up to a number of directors that constitutes less than half of the total number of directors of the Company; provided, however, that if the holders of shares of Preferred Stock do not elect any directors to the Board, then each holder shall have the right to appoint an observer to the Board.

                  (d) The foregoing rights of holders of shares of Preferred Stock to take any actions as provided in this Section 5 may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof or pursuant to any written consent of stockholders. If (A) the annual meeting of stockholders of the Company is not, for any reason, held within the time fixed in the By-laws of the Company, or (B) vacancies shall exist in the offices of directors elected by the holders of Preferred Stock, a proper officer of the Company, upon the written request of the holders of record of at least ten percent (10%) of the shares of Preferred Stock then outstanding, addressed to the Secretary of the Company, shall call a special meeting in lieu of the annual meeting of stockholders or a special meeting of the holders of Preferred Stock, for the purpose of electing or, if necessary, removing directors. Any such meeting shall be held at the earliest practicable date at the place for the holding of the annual meetings of stockholders. If such meeting shall not be called by the proper officer of the Company within twenty (20) days after personal service of said written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of record of at least ten percent (10%) of the outstanding shares of Preferred Stock may designate in writing one of their members to call such meeting at the expense of the Company, and such meeting may be called by the person so designated upon the notice required for the annual meetings of stockholders of the Company and shall be held at the place for holding the annual meetings of stockholders. Any holder of Preferred Stock so designated shall have access to the lists of stockholders to be called pursuant to the provisions hereof.

                  (e) Subject to the proviso in Section 4.2 of the By-laws of the Company, any vacancy occurring in the office of director elected by the holders of Preferred Stock may be filled by the remaining director(s) elected by the holders of Preferred Stock unless and until such vacancy shall be filled by the holders of Preferred Stock. The term of office of the directors elected by the holders of Preferred Stock shall terminate upon the election of their successors at any meeting of the holders of the shares of Preferred Stock held for the purpose of electing directors.

                  (f) Subject to the proviso in Section 4.2 of the By-laws of the Company, the directors elected by the holders of shares of Preferred Stock voting separately as a single class may be removed from office with or without cause by the vote of the holders of at least a majority of the outstanding shares of Preferred Stock. A special meeting of the holders of shares of Preferred Stock may be called in accordance with the procedures set forth in
Section 5(d) above.

         6. Redemption of Preferred Stock.

                  (a) The Company may, at any time, redeem, and the holders of the outstanding Preferred Stock shall sell to the Company, at the redemption price equal to the sum of the Liquidation Preference per share plus an amount equal to all accrued and unpaid dividends per share (the "Redemption Price"), all or a portion of the outstanding Preferred Stock.

                  (b) (i) At least thirty (30) days prior to the date fixed for the redemption of the Preferred Stock, written notice (the "Redemption Notice") shall be mailed, postage prepaid, to each holder of record of the Preferred Stock at its post office address last shown on the records of the Company. The Redemption Notice shall state:

                      (1) the number of shares of Preferred Stock held by the holder that the Company intends to redeem;

                      (2) the date fixed for redemption and the Redemption Price; and

                      (3) that the holder is to surrender to the Company, in the manner and at the place designated, its certificate or certificates representing the shares of Preferred Stock to be redeemed.

                  (ii) On or before the Redemption Date, each holder of Preferred Stock shall surrender the certificate or certificates representing such shares of Preferred Stock to the Company, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable in cash on the Redemption Date to the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                  (c) Dividends on the Preferred Stock called for redemption shall cease to accumulate on the Redemption Date, and the holders of such shares redeemed shall cease to have any further rights with respect thereto on the Redemption Date.

                  (d) If, at the time of any redemption pursuant to this Section 6, the funds of the Company legally available for redemption of Preferred Stock are insufficient to redeem the number of shares required to be redeemed, those funds which are legally available shall be used to redeem the maximum possible number of such shares, pro rata based upon the number of shares to be redeemed. At any time thereafter when additional funds of the Company become legally available for the redemption of Preferred Stock, such funds shall immediately be used to redeem the balance of the shares of Preferred Stock which the Company has become obligated to redeem pursuant to this subparagraph, but which it has not redeemed.

                  (e) The Company may not otherwise redeem or repurchase the Preferred Stock.

         7. Certain Covenants. Any registered holder of Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designation or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         8. No Reissuance of Preferred Stock. No Preferred Stock acquired by the Company by reason of redemption, purchase, or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Company shall be authorized to issue.

         9. Notices. All notices to the Company permitted hereunder shall be personally delivered or sent by first class mail, postage prepaid, addressed to its principal office located at 1675 Broadway, Suite 900, Denver, CO 80202 or to such other address at which its principal office is located and as to which notice thereof is similarly given to the holders of the Preferred Stock at their addresses appearing on the books of the Company.